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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):        June 21, 2000
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                  KENSINGTON INTERNATIONAL HOLDING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    MINNESOTA
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                 (State or Other Jurisdiction of Incorporation)

      033-38119-C                                       41-1619632
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(Commission File Number)                     (IRS Employer Identification No.)

SUITE 654, 600 SOUTH HIGHWAY 169,  MINNEAPOLIS, MINNESOTA             55426
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(Address of Principal Executive Offices)                            (Zip Code)

   Registrant's Telephone Number, Including Area Code        612-546-2075
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Item 5.           Other Events

         Effective June 21, 2000, the Company changed its name from Kensington International Holding Corporation to Voice and Wireless Corporation.

Item 6.         Resignations of Registrant's Directors

         Effective, July 28, 2000, the Company accepted the resignation of Keith Bernhardt as a Director of the Company.

Item 7.         Financial Statements and Exhibits


        (c)     Exhibits

                 3 Amendment to the Articles of Incorporation of Kensington International Holding Corporation, filed June 21, 2000.

                17      Letter accepting the resignation of Keith Bernhardt.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  VOICE AND WIRELESS CORPORATION

                                  /s/ Mark Haggerty
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                                  By Mark Haggerty
                                     Its President and Chief Executive Officer
Date: July 28, 2000


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